Exhibit 10.1

ENGLISH TRANSLATION
FOR REFERENCE PURPOSE ONLY

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FIXED TERM BUILDING LEASE AGREEMENT
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LESSOR ("Lessor"):
HULIC CO., LTD.

LESSEE ("Lessee"):
MORINDA JAPAN GK

ENGLISH TRANSLATION
FOR REFERENCE PURPOSE ONLY

LEASE AGREEMENT

<Lease Summary>
Lessor ("Lessor")		Hulic Co., Ltd.
Lessee ("Lessee")		Morinda Japan GK
Building		Name	Morinda Building
		Location	3-2-2 Nishishinjuku, Shinjuku-ku, Tokyo (street address)
		Structure / Floors	9 story steel frame / steel reinforced concrete / reinforced concrete, flat roof structure with 2 basement floors
Purpose of Use		1F and 2F: Showroom (Portion Used for Store); 3F ~ 9F, B1 and B2: Offices
Lease Term		March 22, 2019 through March 21, 2046
	Floor	Area (m2)	Monthly Rent (¥)	Consumption Taxes / Local Consumption Taxes (¥) *	Monthly Amount with Consumption Taxes / Local Consumption Taxes (¥) *
Rent	9F	377.89 m2	¥20,000,000	¥1,600,000	¥21,600,000
	8F	377.89 m2
	7F	377.89 m2
	6F	377.89 m2
	5F	377.89 m2
	4F	377.89 m2
	3F	377.89 m2
	2F	377.89 m2
	1F	358.20 m2
	B1	334.87 m2
	B2	274.49 m2
	Total	3,990.68 m2	¥20,000,000	¥1,600,000	¥21,600,000
Common Service Fees	-	-	-	-	-
	Total	-	-	-	-
Security Deposit	¥200,000,000 (10 Months' Monthly Rent)
Payment Date and Method for Rent, etc.		Remit to the Lessor's designated bank account by the 25th day of each month (or the preceding business day of this day falls on a bank holiday)
Termination Prohibition Period		Seven (7) years from the execution date of this Agreement
Termination Advance Notice		At least one (1) year prior to the scheduled termination date
Exemption from Restoration to Original Condition		Restoration to original condition shall be exempt after 20 years from the execution date of this Agreement.
Remarks
 The foregoing area is based on the real estate registry.
 Lease of entire building includes use of exterior walls (installation of advertisements, etc.) and parking facilities.
 The Lessor will not change the name of the Building until the end of this Agreement.
 Reference value calculated based on the consumption tax rate as of the time of the execution of this Agreement.

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The Lessor and the Lessee hereby enter into this Fixed Term Building Lease Agreement as follows (hereinafter, this "Agreement") with regard to the Lessor leasing of the building stated above (hereinafter, the "Building") to the Lessee, and this Agreement shall take effect on the condition that the Building is transferred to the Lessor pursuant to the Real Estate Purchase and Sale Agreement dated March 22, 2019 by and between the Lessor and the Lessee. IN WITNESS WHEREOF, two originals of this Agreement are created, and upon placing the names and seals of the Lessor and the Lessee, each shall retain one original hereof.

March 22, 2019

Lessor 7-3 Nihonbashi Odenmacho, Chuo-ku, Tokyo
Hulic Co., Ltd.
/s/Manabu Yoshidome, Representative Director (Seal)

Lessee
Morinda Building 3-2-2 Nishishinjuku, Shinjuku-ku, Tokyo
Morinda Japan GK
/s/Makoto Ooki, Executive Officer (Seal)

ENGLISH TRANSLATION
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Article  1
(Lease Premises and Lease Area)
The Building and the lease area shall be as set forth in the above stated Lease Summary (hereinafter, the "Lease Summary").

Article  2
(Fixed Term Building Lease Agreement)
This Agreement is a fixed term building lease agreement prescribed in Article 38 of the Act on Land and Building Leases (hereinafter, the "Act").

Article  3
(Purpose of Use)
The Lessee shall use the Building only for the purpose of use set forth in the Lease Summary.

Article  4
(Lease Term)
1.
The lease term shall be as set forth in the Lease Summary, and shall not be subject to any renewal of the lease agreement. The Lessor shall deliver the Building to the Lessee on the start date of the Lease Term.
2.
The Lessor and the Lessee shall not be entitled to terminate this Agreement for a period of seven (7) years from the execution date of this Agreement.
3.
The Lessor shall provide the Lessee with notice of the ending of the lease by expiration of the lease term during the period between one (1) year prior through six (6) months prior to the expiration of the lease term.
4.
The Lessor or a person designated by the Lessor, in the period from the date the Lessee receives notice of the ending of this Agreement from the Lessor through the expiration of the lease term, shall be entitled to make a request to the Lessee for entrance to the Building in order to show the Building to the next potential lessee, and the Lessee shall cooperate with this entrance for showing the Building as long as it does not interfere with its business.
5.
The Lessor and the Lessee shall be entitled to agree upon and enter into a new fixed term building lease agreement (hereinafter, the "Re-Contract") for the Building starting from the day following the expiration date of the lease term under this Agreement. If the Lessor desires to enter into a Re-Contract, the Lessor shall state so in the written notice under Paragraph 3. If the Lessee desires to enter into a Re-Contract, the Lessee shall provide the Lessor with written notice thereof during the period between one (1) year prior through six (6) months prior to the expiration of the lease term, regardless of whether this is prior to or after the receipt the written notice from the Lessor pursuant Paragraph 3.

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Article 4-2
(Early Termination)
1.
Even during the lease term, the Lessee may terminate this Agreement by providing one (1) year or more advance written notice to the Lessor designating the termination date which shall be the date after the expiry of the termination prohibited period set forth in Article 4.2 of this Agreement, and this Agreement shall terminate upon the arrival of such termination date.
2.
The Lessee shall be entitled to immediately terminate this Agreement by paying the Lessor an amount equal to twelve (12) months' rent (including consumption taxes and the like) in lieu of the advance notice in the preceding paragraph.
3.
Even in the event a notice for termination does not satisfy the advance notice term of Paragraph 1, the Lessee shall be entitled to terminate this Agreement by paying the Lessor an amount equal to the rent (including consumption taxes and the like) for the period that falls short of the advance notice term.
4.
The Lessee shall not be entitled to withdraw the advance notice of termination or change the termination date without the prior written approval of the Lessor.
5.
In the event the Lessor receives notice of the termination of this Agreement from the Lessee pursuant to any of Paragraphs 1 through 3, the Lessor or a person designated by the Lessor shall be entitled to make a request to the Lessee to enter the Building in order to show the Building to the next potential lessees, and the Lessee shall cooperate with this right to enter for showing the Building as long as it does not interfere with its business.

Article 5
(Rent)
1.
The rent shall be as set forth in the Lease Summary. Furthermore, the rent shall not be revised for a period of seven (7) years from the execution date of this Agreement, and Article 32 of the Act shall not apply during this period.
2.
After seven (7) years from the execution date of this Agreement, in the event of the increase in taxes and public fees, increase in prices, or other changes in economic circumstances, if the rent becomes unreasonable in comparison to neighboring properties, the Lessor and the Lessee shall be entitled to engage in good faith mutual consultations regarding the revision of rent.
3.
Rent for periods of less than one full month shall be prorated based on the number of days in the corresponding month.

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Article  6
(Burden of Expenses)
1.
The Lessor shall bear the following expenses:
(1)
Fixed asset taxes and city planning taxes for the Building;
(2)
Insurance premiums (fire insurance and liability insurance (facilities and elevators)) for the Building; and,
(3)
Fixed asset taxes (depreciable asset taxes) for the depreciable assets related to the Building installed by the Lessor after the date of this Agreement.
2.
The Lessee shall bear the following expenses:
(1)
Expenses associated with the management of the Building (including statutory inspections);
(2)
Fixed asset taxes (depreciable asset taxes) for the depreciable assets related to the Building reported by the Lessee prior to the date of this Agreement or installed by the Lessee after the execution date of this Agreement;
(3)
Electricity, gas, water and other utility charges accompanying the use of the Building;
(4)
Expenses required in the maintenance (including the replacement of bulbs) of the lighting inside the Building;
(5)
Expenses required in cleaning the inside of the Building;
(6)
Expenses for supplies and garbage disposal expenses;
(7)
Expenses associated with the use of special machinery and/or equipment;
(8)
Expenses associated with the maintenance and management of the fixtures and facilities installed by the Lessee;
(9)
Fees and renewal fees for the road occupancy permits, outdoor advertising permits and the like related to the Building; and,
(10)
Neighborhood association membership fees related to the Building.
3.
The Lessor and the Lessee confirm that the details of the portion of burden of expenses of Paragraph 1 and Paragraph 2 of this Article related to maintenance, inspections and daily management shall be as set forth in the Exhibit 2 "Classification Table for Burden of Repairs and Renovations, etc. to Building and Facilities".

Article 6-2
(Reports Related to Maintenance, Inspections and Daily Management)
1.
At the end of June, the end of September, the end of December and the end of March, the Lessee shall provide the Lessor with a report regarding the implementation status of the following statutory inspections and identified matters (including improvement plans):
(1)
Specified building routine investigation report;
(2)
Building facilities routine inspection report;
(3)
Fire prevention facilities routine inspection report;
(4)
Elevator, etc. routine inspection report; and,
(5)
Firefighting equipment routine inspection results report.
2.
When objectively and reasonably determined to be necessary by the Lessor, the Lessor shall be entitled to request reports from the Lessee regarding the implementation status of the maintenance, inspection and daily management of the Building.

Article  7
(Payment Method)
1.
By the 25th day of each month, the Lessee shall pay the Lessor the following month's rent together with an amount equal to the consumption taxes and local consumption taxes calculated and separately notified by the Lessor in accordance with Article 27, by remitting funds to the bank account designated by the Lessor. Furthermore, the Lessee shall bear the remittance fees.
2.
The Lessee shall pay the expenses of items (1) through (10) of Article 6.2 directly to the respective creditors.

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Article 8
(Security Deposit)
1.
The security deposit shall be as set forth in the Lease Summary, and the Lessee shall deposit the security deposit with the Lessor simultaneous to the execution of this Agreement, to secure the obligations owed by the Lessee to the Lessor under this Agreement.
2.
The security deposit shall not accrue interest.
3.
In the event the Lessee is late in the payment of rent or fails to perform other obligations under this Agreement, the Lessor shall be entitled to appropriate payment of the Lessee's obligations under this Agreement from the security deposit, and in such instances the Lessor shall promptly provide the Lessee with notice thereof.
4.
In the event the Lessor appropriates payment of the Lessor's obligations from the security deposit under the preceding paragraph, the Lessee shall replenish the deficient amount of the security deposit within five (5) days after the receipt of notice from the Lessor.
5.
Upon the ending of this Agreement, once the Lessee completes vacation and surrender of the Building, the Lessor shall promptly refund the Lessee the balance of the security deposit remaining after appropriation to the payment of all the obligations owed by the Lessee to the Lessor.
6.
The Lessee shall not be entitled to use the security deposit to assert the setting off of rent or any other obligations owed to the Lessor.
7.
The Lessee shall not be entitled to assign to any third party or provide as collateral for debt its rights associated with the security deposit.

Article 9
(Late Payment Damages)
If the Lessee is late in the payment of rent or other obligations, the Lessor shall be entitled to seek damages from the Lessee assessed at a rate of seven percent (7%) per annum (prorated based on a 365-day year) on the amount of the late payment; provided, however, that the Lessee shall not be released from the Lessor's exercise of its right to terminate this Agreement through the payment of these damages.

Article 10
(Duty of Care of a Good Manager)
The Lessee, at its own liability, must diligently exercise the care of a good manager in the use and management of the Building in accordance with laws, regulations and the intent. In addition, the Lessee must exercise the maximum care in the use and management of the Building to strive to keep the interior and exterior in good clean condition, to regularly take proper measures to see that there is no obstruction to the drains, gutters and other common facilities, to not carry in dangerous items in to the Building, make loud noises, emit foul odors, engage in other actions that harm public morals or cause damages or nuisance to neighbors.

Article 11
(Intentionally Deleted)

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Article 12
(Antisocial Forces, etc.)
1.
The Lessee represents and warrants to the Lessor that as of the execution date of this Agreement and the start date of the lease term it does not having any relations or involvement with organized crime groups or other antisocial forces. In addition, the Lessee covenants to the Lessor that it will not have any relations or involvement with organized crime groups or other antisocial forces after the execution date of this Agreement. Furthermore, relations or involvement with organized crime groups or other antisocial forces shall include the following listed cases:
(1)
Person/entity related to the Lessee is determined to be a group that engage in, or is suspected of aiding and abetting conduct in collective or habitually acts of violence and the like, or member of such group. Furthermore, person/entity related to the Lessee shall include the Lessee, its officers and the like, its affiliated companies and their officers and the like;
(2)
Person/entity related to the Lessee is affiliated with a group which is subject to punishment under the Act on the Control of Organizations which have Committed Indiscriminate Mass Murder (Act No. 147 of 1999, including subsequent amendments), or affiliated with other similar groups;
(3)
Person/entity related to the Lessee is engaging in the sex-related businesses defined in Paragraph 1 of Article 2 of the Act on Control and Improvement of Amusement Business, etc. (Act No. 122 of 1948, including subsequent amendments) or the sex-related special amusement businesses defined in Paragraph 5 of that same Article, or person/entity seeking to use the Building and the like on behalf thereof;
(4)
Person/entity related to the Lessee is an organized crime group, designated organized crime group, designated organized crime syndicate or organized crime group member defined in Article 2 of the Act on Prevention of Unjust Acts by Organized Crime Group Members (Act No. 77 of 1991, including subsequent amendments) or an affiliate thereof;
(5)
Person/entity related to the Lessee is person/entity engaging in or suspected of engaging in the concealment of criminal proceeds or the receipt of criminal proceeds or other benefits similar thereto prescribed in the Act on Punishment of Organized Crimes and Control of Crime Proceeds (Act No. 136 of 1999, including subsequent amendments);
(6)
Person/entity related to the Lessee is parson/entity restricted from making collections as defined in Paragraph 3 of Article 24 of the Money Lending Business Act (Act No. 32 of 1983, including subsequent amendments), or a person/entity similar thereto;
(7)
Person/entity related to the Lessee is person/entity who is suspected of causing trouble by threatening people or engaging in behavior that harms the peace of personal life or business, or person/entity seeking to use the Building on behalf thereof;
(8)
In addition to the foregoing, person/entity related to the Lessee is person/entity who is determined to be a group that run contrary to public order and good morals, party related thereto, or person/entity who is determined to markedly lack social credit/reputation;
(9)
Entity related to the Lessee is a corporation that hold entities related to the Lessee who corresponds to the preceding respective items (hereinafter, "organized crime groups or other antisocial forces") as a parent company or other affiliated company;
(10)
Involvement of organized crime groups or other antisocial forces in the management of entities related to the Lessee;
(11)
Person/entity related to the Lessee cooperates or involves in the maintenance or operation of organized crime groups or other antisocial forces through the provision of funds to organized crime groups or other antisocial forces or other behavior;
(12)
Person/entity related to the Lessee is person/entity who interacts with organized crime groups or other antisocial forces;
(13)
Person/entity related to the Lessee is person/entity who threatens the order or safety of civil society, or who preclude sound economic activities or social development;
(14)
Person/entity related to the Lessee is person/entity providing the Building for use as offices for organized crime groups or other antisocial forces; and,
(15)
Allowing organized crime groups or other antisocial forces to repeatedly and continuously enter and exit the Building.
2.
The Lessor shall be entitled to terminate this Agreement unconditionally and without any prior notice in the event all or any of the representations and warranties of the preceding paragraph are discovered to be untrue or inaccurate after the execution of this Agreement, or in the event the Lessee is in breach of the covenants of the preceding paragraph.

Article 13
(Prohibited Matters)
Unless otherwise prescribed, the Lessee must not engage in the following actions and must not have the Lessee or its employees, customers, visitors or other related persons (hereinafter, "Employees, etc.") engage in the following actions; provided, however, that the foregoing provision shall not apply in those instances approved to in advance by the Lessor in writing:
(1)
Assign or provide as collateral all or a portion of the leasehold;
(2)
Sublease or lease for use all or a portion of the Building; excluding, however, subleasing or leasing for use to the Lessee's affiliated companies with the prior approval of the Lessor;
(3)
Use all or a portion of the Building as offices or the like for third parties, allow a third party to co-occupy the Building, or display occupancy in the name of a third party; provided, however, that the foregoing provisions shall not apply in the event of co-occupation by the Lessee's affiliated companies with the prior approval of the Lessor;
(4)
Reside or stay overnight inside the Building;
(5)
Install telephone lines in the name of a third party;
(6)
Engage in a change of the Lessee's representative, representative director or director, an assignment of business, merger or the like which has the same result as assigning the leasehold or subleasing the Building;
(7)
Engage in actions that damage the Building or otherwise harm the preservation of the Building;
(8)
Bring in or use in the Building items, animals or the like which have a risk of ignition, explosion, vibration, foul odors or noise,; and,
(9)
Engage in advertisements or other postings in locations other than those designated by the Lessor.

ENGLISH TRANSLATION
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Article 14
(Notification of Changes to Registration Matters or Status, etc.)
The Lessee shall provide the Lessor with written notice without delay when material changes occur to the Lessee's address, trade name, representative, business purpose, or other commercial register matters or status matters.

Article 15
(New Installation of Fixtures and Equipment, etc.)
1.
The Lessee shall obtain the Lessor's prior written approval when seeking to engage in the following activities. In addition, if the Lessor establishes reasonable conditions for such approval, the Lessee shall comply with such conditions. The Lessee agrees to place orders for the design, construction and the like related to the following actions with the person designated by the Lessor (provided, however, that the construction implemented by the person designated by the Lessor shall be generally suitable and reasonable in terms of the quality, schedule and costs, and the Lessor or the person designated by the Lessor shall submit an estimate to the Lessor and obtain its approval thereon prior to the start of the construction) or an entity approved by the Lessor (provided, however, that the Lessor shall not unreasonably delay, withhold or refuse such approval), and to bear all the costs required in the design, construction and the like. In addition, if the following actions are commenced without the approval of the Lessor, the Lessor shall be entitled to ask the Lessee to suspend these actions, and if the Lessee fails to comply with this request, the Lessor shall be entitled to prohibit the Lessee from using the subject location, or remove the newly installed, added or modified fixtures, equipment or the like or make restoration to original condition at the Lessee's burden:
(1)
New installation, addition and modification of partitioning, interior finish and other fixtures (excluding, however, the new installation or movement of normal furniture, personal computers and other office equipment);
(2)
New installation, addition and modification of plumbing or wiring for electricity, gas, water, telephones or the like;
(3)
Bringing in, installation or adding of safes, computers, other heavy items, bulky items or machinery requiring lots of electricity;
(4)
Installation of signs or advertisements and posting or the like of trade name or trademarks; and,
(5)
Change of keys of the entrance of the Building.
2.
The Lessee shall bear the real estate acquisition taxes, fixed asset taxes and other taxes and public fees assessed on the fixtures, equipment and the like newly installed or added by the Lessee, regardless of who addressed to or whose name they are in, and the Lessee shall submit the necessary documentation in the event separation procedures or the like are conducted by the Lessor or the owner of the Building. If the taxes or the like are assessed integrally without separation in the name of the Lessor, upon mutual consultation, the Lessor and the Lessee shall proportionately divide and bear the tax amount under a fair and reasonable method. The Lessor shall issue a written invoice to the Lessee for this proportionate amount, and the Lessee shall pay the Lessor the billed amount by the date designated by the Lessor.
3.
The Lessee shall bear the expenses associated with the maintenance and management of the fixtures, equipment and the like newly installed or added by the Lessee.
4.
If the status of construction for the new installation, addition or the like of fixtures, equipment or the like under Paragraph 1 is subsequently found to not be in conformance with the Building Standards Act, Fire Defense Act or other relevant regulations, the Lessee shall promptly engage in construction to remedy the nonconformance at its own liability and burden.

Article 16
(Burden of Repair Expenses and Renovation Expenses)
1.
The Lessor shall bear the repair and renovation expenses related to the maintenance and preservation of the Building's framework, roof and exterior walls.
2.
The Lessee shall bear the expenses for the maintenance, preservation, repair, renovation and the like of the Building (including the building facilities and the like) excluding the framework, roof and exterior walls set forth in the preceding paragraph.
3.
The Lessee shall bear the expenses for repairs and the like (including resurfacing, repainting and the like) to the walls, ceilings, floors and the like inside the Building.
4.
When locations requiring the repairs of Paragraph 2 and Paragraph 3 of this Article are discovered, the Lessee shall promptly provide notice to the Lessor, shall implement even those repairs slated to be conducted at its own burden after mutually consulting with the Lessor, and shall place orders for with the person designated by the Lessor (provided, however, that the construction implemented by the person designated by the Lessor shall be generally suitable and reasonable in terms of the quality, schedule and costs, and the Lessor or the person designated by the Lessor shall submit an estimate to the Lessor and obtain its approval thereon prior to the start of the construction) or an entity approved by the Lessor (provided, however, that the Lessor shall not unreasonably delay, withhold or refuse such approval).
5.
The Lessor and the Lessee confirm that the details of the expenses for the repairs and renovations of Paragraph 1 and Paragraph 2 of this Agreement shall be as set forth in Exhibit 2 "Classification Table for Burden of Repairs and Renovations, etc. to Building and Facilities".
6.
In the event the use of the Building is impacted by construction conducted by the Lessor for the Building, the Lessor shall implement the construction after providing the Lessee with a full explanation in advance. In addition, in the event this construction materially interferes with the Lessee, the Lessor and the Lessee shall engage mutual good faith consultations regarding a reduction in rent; provided, however, that the Lessee shall not separately seek compensation for business interruption or other damages from the Lessor.

Article 17
(Compensation of Damages)
1.
The Lessee must immediately provide notice to the Lessor when the Lessor or its Employees, etc. willfully or negligently damage or defile the Building, the Building's site or the like, or cause physical or property damages to other tenants or other third parties, and must compensate the damages suffered by the Lessor or the corresponding third party.
2.
The Lessee shall not make any claims against the Lessor for the damages it suffers due to the actions or omission of the other tenants of the Building or other third parties.

ENGLISH TRANSLATION
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Article 18
(Termination of Agreement)
1.
The Lessor shall be entitled to terminate this Agreement without providing any prior notice or the like when the Lessee corresponds to one of the following respective items:
(1)
When two (2) or more months late in the payment of the rent, the expenses of Article 6 or other expenses slated to be borne by the Lessee, and failing to provide payment within a reasonable time period after receiving notice from the Lessor regarding the late payment;
(2)
When engaging in actions which breach the provisions of Article 3, Article 12 or Article 13;
(3)
When subject to a disposition for the suspension of bank transactions, provisional attachment, attachment, provisional disposition, compulsory execution or the like, or when a petition is filed for the commencement of bankruptcy procedures, the commencement of civil rehabilitation procedures, the commencement of corporate reorganization procedures or special liquidation;
(4)
When the Lessee is subject to a business cease and desist order or other administrative disposition based on a violation of the Specified Commercial Transaction Act or the like;
(5)
Upon dissolution;
(6)
When the Lessee otherwise suffers a substantial loss of social credibility/reputation;
(7)
When not using the Building for two (2) or more months without the prior written approval of the Lessor;
(8)
When significant changes occur to assets, credit, organization, business purpose or business otherwise, or there is an assignment of business, merger or other change in the company's actual status, and the Lessor objectively and reasonably determines that the continuation of this Agreement is difficult;
(9)
When the Lessee's economic credit status significantly deteriorates in comparison to its status as of the time of the execution of this Agreement, or the Lessee's financial statements and other information related to its finances disclosed by the Lessee to the Lessor do not show the Lessee's economic credit status as of the time of the execution of this Agreement, and the Lessor objectively and reasonably determines that the continuation of this Agreement is difficult;
(10)
When the Lessor objectively and reasonably determines that the continuation of this Agreement is difficult due to events commensurate to those of the preceding respective items; or,
(11)
In addition to the events prescribed in the preceding respective items, when the Lessee acts in breach of this Agreement or other agreements executed incidental to this Agreement, and fails to cure the breach within a reasonable time period after receiving notice from the Lessor regarding the breach.
2.
In the event this Agreement is terminated pursuant to the preceding paragraph, the Lessee shall pay the Lessor an amount equal to twelve (12) months' rent as a penalty; provided, however, that this shall not preclude the Lessor from separately seeking compensation for damages from the Lessee.
3.
The Lessee shall be entitled to terminate this Agreement without providing any prior notice or the like when the Lessor corresponds to one of the following respective items:
(1)
When subject to a disposition for the suspension of bank transactions, provisional attachment, attachment, provisional disposition, compulsory execution or the like, or when a petition is filed for the commencement of bankruptcy procedures, the commencement of civil rehabilitation procedures, the commencement of corporate reorganization procedures or special liquidation;
(2)
When the Lessor is subject to a business cease and desist order or other administrative disposition based on a violation of the Specified Commercial Transaction Act or the like;
(3)
Upon dissolution;
(4)
When the Lessor otherwise suffers a substantial loss of social credibility/reputation;
(5)
When significant changes occur to assets, credit, organization, business purpose or business otherwise, or there is an assignment of business, merger or other change in the company's actual status, and the Lessee objectively and reasonably determines that the continuation of this Agreement is difficult;
(6)
When the Lessor's economic credit status significantly deteriorates in comparison to its status as of the time of the execution of this Agreement, and the Lessee objectively and reasonably determines that the continuation of this Agreement is difficult;
(7)
When the Lessee objectively and reasonably determines that the continuation of this Agreement is difficult due to events commensurate to those of the preceding respective items; or,
(8)
In addition to the events prescribed in the preceding respective items, when the Lessor acts in breach of this Agreement or other agreements executed incidental to this Agreement, and fails to cure the breach within a reasonable time period after receiving notice from the Lessee regarding the breach.
4.
In the event this Agreement is cancelled pursuant to the preceding paragraph, the Lessor shall compensate the Lessee for the damages suffered by the Lessee.

ENGLISH TRANSLATION
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Article 19
(Vacation, Surrender and Restoration to Original Condition)
1.
The Lessor and the Lessee mutually confirm that the original condition of the Building as of the start of the lease is presumed to be as set forth in the specifications of Exhibit 1 "Restoration to Original Condition Standards"; provided, however, that because the Lessee plans on remodeling the first and second floors, the Lessor and the Lessee shall mutually consult and reach an agreement on the restoration to original condition standards based on the standard store specifications prior to the implementation of the remodeling. Furthermore, if an agreement is not reached through mutual consultation, the it shall be the standard office specifications set out in Exhibit 1 "Restoration to Original Condition Standards".
2.
Upon the ending of this Agreement, the Lessee, at its own burden, must remove the equipment, machinery, fixtures, partitions, fittings, items and the like installed by the Lessee, shall make repairs to the locations requiring mending, shall repaint and resurface the walls, ceilings and floor finishes, and restore the entire Building to the original condition agreed by the Lessor and the Lessee under the preceding paragraph, and must vacate, surrender and return the Building by the ending date of this Agreement.
3.
If property owned by the Lessor is installed by the Lessor at the wish of the Lessee, if requested by the Lessor, the Lessee shall vacate and surrender the Building after removing this property.
4.
The construction required in the restoration to original condition of Paragraph 2 and Paragraph 3 shall be conducted by the Lessor or a person designated by the Lessor, and the costs of the construction shall be borne by the Lessee; provided, however, that the construction implemented by the Lessor or the person designated by the Lessor shall be generally suitable and reasonable in terms of the quality, schedule and costs, and the Lessor or the person designated by the Lessor shall submit an estimate to the Lessor and obtain its approval thereon prior to the start of the construction.
5.
The Lessor, upon mutual consultation with the Lessee, shall be entitled to engage in a cash settlement in lieu of the restoration to original condition prescribed in Paragraph 2 and Paragraph 3.
6.
Notwithstanding the provisions of Paragraph 2 and Paragraph 3, if the Lessee fails to restore the Building to its original condition by the ending date of this Agreement, the Lessor shall be entitled to take all of the measures prescribed in Paragraph 2 and Paragraph 3 at the burden of the Lessee.
7.
The Lessee approves in advance that if property is left behind in the Building at the time of the ending of this Agreement, the Lessee shall be deemed to have abandoned ownership of this property and the Lessor shall be entitled to arbitrarily remove and dispose of this property. In such instances, the Lessor shall be entitled to bill the Lessee for the expenses required in the removal and disposal, and the date on which the Lessor completes the removal and disposal shall be the vacation and surrender date.
8.
Notwithstanding the provisions of this Agreement, the Lessor shall release the Lessee from the obligation of restoration to original condition after twenty (20) years from the execution date of this Agreement.
9.
Notwithstanding the provisions of the preceding paragraph, the mechanical parking facilities must be restored to original condition (to a state where it is usable in the number of vehicles required by law) and returned even after the twenty (20) year period, but the foregoing provision shall not apply if it is evident that the Lessor will demolish the Building immediately after the Lessee leaves.
10.
Upon completion of the vacation and surrender of the Building, the Lessor shall immediately deliver written confirmation thereof to the Lessee.

Article 20
(Prohibition on Claims for Moving Fees, Purchase of Fixtures, etc.)
When vacating and surrendering the Building, the Lessee shall not be entitled to make claims for the refund of the necessary or beneficial expenses outlaid by the Lessee, claims for moving fees, eviction fees, concession money, business guarantees, goodwill or the like, claims for the purchase of the fixtures and the like newly installed or added by the Lessee, or any other claims, regardless of the reason or the pretext.

Article 21
(Delay of Vacation and Surrender)
If the Building is not vacated and surrendered simultaneous to the ending of this Agreement, the Lessee shall pay the Lessor, as damages for use of the Building, an amount equal to double the rent and an amount equal to the expenses of Article 6 for the period from the day following the ending of this Agreement through the vacation and surrender of the Building; provided, however, that if the Lessor suffers damages from the delay of vacation and surrender, the Lessee must compensate these damages separate from the foregoing damages.

Article 22
(Entry to Lease Premises)
The Lessor or a person designated by the Lessor, upon providing advance notice to the Lessee, shall be entitled to enter the Building as needed and enact prescribed measures when required for the preservation, sanitation, crime prevention, fire prevention or the like for the Building, and the Lessee shall cooperate with the measures taken by the Lessor; provided, however, that notice shall be provided promptly after the fact when advance notice cannot be provided in the case of urgency or emergency. Furthermore, in the case of this paragraph, the Lessor or the person designated by the Lessor must strive their utmost not to interfere the business of the Lessee.

ENGLISH TRANSLATION
FOR REFERENCE PURPOSE ONLY

Article 23
(Termination of Agreement by Force Majeure)
This Agreement shall automatically terminate in the event all or a portion of the Building is lost or damaged by a natural disaster or other event not attributable to the Lessor or the Lessee, and the Lessor and the Lessee agree that it is impossible to achieve the purpose of this Agreement. In such instances, the Lessor and the Lessee shall not make any claims against the other party for the compensation of damages, indemnification of expenses or the like related to the loss or damage or the resulting ending of this Agreement, and the Lessee shall not be obligated to restore the Building to its original condition. Furthermore, upon the ending of this Agreement pursuant to this Article, the Lessor shall promptly return the remaining balance of the security deposit (if existing) to the Lessee.

Article 24
(Lessor's Exemption from Liability)
1.
The Lessor shall not be liable for the damages suffered by the Lessee due to a natural disaster, fire, theft, unexpected accident or other event not attributable to the Lessor.
2.
The Lessor shall not be liable for the suspension of use of all or a portion of the Building due to accidents caused by events not attributable to the Lessor or by repairs, modifications, and renovations required in the maintenance and management of the Building; provided, however, that the Lessor shall be obligated to promptly resolve matters regarding the assets slated to be the Lessor's assets under Exhibit 2, and the Lessee shall cooperate with the Lessor in the implementation of this construction.

Article 25
(Lessor's Agency)
The Lessor shall be entitled to delegate or subcontract all or a portion of the services related to this Agreement to a person reasonably found to be appropriate by the Lessor.

Article 26
(Intentionally Deleted)

Article 27
(Consumption Taxes and Location Consumption Taxes)
The Lessee shall bear the consumption taxes and local consumption taxes assessed on the rent and other taxable items (hereinafter, "Taxable Items"), and the Lessee shall add and pay the amount calculated and billed by the Lessor in accordance with the tax rate applicable to the respective Taxable Items together with the amounts of these respective Taxable Items. Furthermore, in the event the tax rate for consumption taxes or local consumption taxes is modified under the amendment of laws and regulations or the like, with regard to the amount equal to the consumption taxes or local consumption taxes on the Taxable Items after the date on which the laws and regulations are modified or the like (inclusive of such date), notwithstanding the notations in the Lease Summary, the Lessee shall pay the Lessor the amount of the consumption taxes or local consumption taxes calculated in accordance with the modified tax rate, in accordance with the billing from the Lessor.

Article 28
(Intentionally Deleted)

Article 29
(Intentionally Deleted)

ENGLISH TRANSLATION
FOR REFERENCE PURPOSE ONLY

Article 30
(Duty of Confidentiality)
1.
Except in the following cases, the Lessor and the Lessee must not present this Agreement to a third party or divulge the content of this Agreement to a third party without the prior approval of the other party:
(1)
When disclosure is required under applicable laws and regulations, orders or instructions of administrative agencies, or the rules of self-regulating organizations;
(2)
When disclosure is provided to the respective parties' attorneys, certified public accountants, tax accountants, real estate appraisers or other experts who owe a duty of confidentiality by law;
(3)
When disclosure is provided to the Lessor's affiliated companies (including investment corporations);
(4)
When disclosure is provided to the Lessor's investors (including direct or indirect contributors to the Lessor, the Lessor's affiliated companies, and affiliated company's real estate funds in which the Lessor enjoys economic benefits);
(5)
When disclosure is provided to future potential assignees (including investors and potential investors in these potential assignees and entities considering financing these potential assignees) of the Building (including a trust beneficiary interest in a trust that as the Building as a trust asset); and,
(6)
When providing disclosure to the management company or the like for the management of the Building.
2.
In the event the Lessor or the Lessee breach the preceding paragraph and cause damages to the other party, it must compensate these damages.
3.
The Lessor shall use the personal information obtained from the Lessee for the execution and performance of agreements for the purchase and sale, development, brokering, leasing, lease management and other services implemented by the Lessor for real estate and the like (including trust beneficiary interests), and the provision of information and services, communications and management related to these services, and other business purposes prescribed by the Lessor, and the details of this use are disclosed on the Lessor's homepage.

Article 31
(Governing Law)
The original of this Agreement shall be the Japanese language version hereof, and all matters related to the interpretation and performance of this Agreement shall be governed by the laws of Japan.

Article 32
(Court of Jurisdiction)
The Tokyo District Court shall be the only court with jurisdiction by agreement over the disputes related to this Agreement arising between the Lessor and the Lessee.

Article 33
(Mutual Consultation Matters)
Matters not prescribed in this Agreement and questions regarding this Agreement shall be resolved by the Lessor and the Lessee through mutual good faith consultation.

Article 34
(Consent for Subleasing)
Notwithstanding Article 13, the Lessor shall allow the Lessee to sublease a portion of the Building to Morinda Worldwide Inc., Japan Branch (hereinafter, the "Sublessee") on the condition that the Lessee consents to the following respective items:
(1)
During the term of this Agreement, the Lessee shall have the Sublessee comply with the provisions of this Agreement and the building rules, and shall resolve all problems arising with regard to the Sublessee at its own liability and burden;
(2)
The obligation to refund the deposit (if existing) under the lease agreement with the Sublessee shall be borne solely by the Lessee, and not by the Lessor; and,
(3)
Upon the termination of this Agreement, the Lessee, at its own burden and liability, shall have the Sublessee vacate the Building.

Article 35
(Special Agreement Matters)
1.
The Lessor confirms that the Lessee plans on remodeling the first and second floors after the execution date of this Agreement. The Lessee shall implement the remodeling construction within three (3) months from the purchase and sale closing date, and shall modify the usage of the first and second floors to offices (show room) or a store of less than 100 m2.
2.
The Lessee shall promptly provide a report to the Lessor in the event instructions, business cease and desist orders, on-site inspections, warnings or other administrative procedures under the Specified Commercial Transaction Act or the like are received from local government entities, the Consumer Affairs Agency or other administrative agencies, since there is a risk that the Lessee's social credibility/reputation will decline.
3.
The Lessee shall not use the Building's mechanical parking facilities unless they are kept in good operating condition, and shall take measures to ensure safety by not allowing the doors to be opened by third parties.
4.
On the date of this Agreement, the Lessee shall lend the keys and the like listed in Exhibit 3 to the Lessee, and the Lessee shall confirm receipt of these keys and the like.

End